                             PLATINUM ENTERTAINMENT, INC.
              FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Bank of Montreal, as Agent
Chicago, Illinois

Ladies and Gentlemen:

    Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of January 31, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 22, 1997 and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 12, 1997 and as further amended by that certain Third Amendment to Amended and Restated Credit Agreement (the "THIRD AMENDMENT") dated as of July 31, 1997 (as so amended, the "CREDIT AGREEMENT") between the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY"), and you as Agent for the Banks (the "AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

    The Company has requested that each Bank party to the Credit Agreement extend the maturity of the credit outstanding under the Credit Agreement, and make certain other corresponding modifications to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

1.  AMENDMENTS.

    Upon satisfaction of the conditions precedent to the effectiveness hereof set forth below, the Credit Agreement shall be and hereby is amended as follows:

    SECTION 1.01. AMENDED DEFINITIONS. Section 1.1 of the Credit Agreement shall be and hereby is amended by amending the definitions of "REVOLVING CREDIT TERMINATION DATE" and "TERM CREDIT MATURITY DATE" and as so amended the definitions shall be restated in their entirety to read as follows:

         "REVOLVING CREDIT TERMINATION DATE" shall mean October 31, 1997, or such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof. THE COMPANY ACKNOWLEDGES AND AGREES THAT THE BANKS HAVE ABSOLUTELY NO OBLIGATION WHATSOEVER TO EXTEND THE REVOLVING CREDIT TERMINATION DATE BEYOND OCTOBER 31, 1997.

         "TERM CREDIT MATURITY DATE" means the earlier of (i) October 31, 1997, or (ii) such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof. THE COMPANY ACKNOWLEDGES AND AGREES THAT THE BANKS HAVE ABSOLUTELY NO OBLIGATION WHATSOEVER TO EXTEND THE TERM CREDIT MATURITY DATE BEYOND OCTOBER 31, 1997.

    SECTION 1.02. AMENDED EVENTS OF DEFAULT. Sections 9.1(o) and 9.1(p) shall be and hereby are amended in their entirety to read as follows:

         "(o)      [Intentionally Deleted]; or

          (p) DLJ Capital Funding, Inc. shall withdraw at any time as manager in the Company's proposed private placement of convertible preferred stock; or"

    SECTION 1.03. AMENDED EVENT OF DEFAULT. Section 9.1(r) of the Credit Agreement shall be and hereby is amended in its entirety to read as follows:

         "(r) By September 30, 1997, the Company shall have failed to make such filings (such as proxy statements) with the SEC as are necessary under applicable law to solicit its shareholders' approval of the Company's issuance of at least an additional 3,000,000 shares of its common capital stock, and the Agent shall have received assurances reasonably satisfactory to it of the foregoing; or"

    SECTION 1.04. DELETED FINANCIAL COVENANTS. The text of each of Sections 8.10, 8.11 and 8.12 hereof shall be and hereby is amended and as so amended shall be restated in its entirety to read in each case as follows:

         "[Intentionally Deleted]"

2.  DEFERRAL OF EXISTING EXTENSION FEE.

    As consideration for the Banks' agreements in the Third Amendment, the Company agreed to pay the Banks an extension fee (the "THIRD AMENDMENT FEE") equal to $350,000 (representing 1% of the outstanding principal amount as of July 31, 1997 of the sum of (i) the Term Credit Loans and (ii) the Revolving Credit Loans). The Third Amendment Fee has been fully-earned and is due on August 31, 1997. The Company has requested that the Banks defer the Company's obligation to pay the Third Amendment Fee. Accordingly, effective upon their acceptance of this Amendment in the space provided for that purpose below, the Banks agree to defer the Third Amendment Fee such that the same shall be due and payable on the earlier of (i) October 31, 1997 or (ii) such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 of the Credit Agreement.

3.  NEW FEES.

    As consideration for the Banks' agreements in this Amendment, the Company agrees to pay to the Agent for (except as indicated below) the ratable account of the Banks:

          (a) an extension fee (the "FOURTH AMENDMENT FEE") equal to $752,500 (representing two and 15/100 percent (2.15%) of the outstanding principal amount as of the date hereof of the sum of (i) the Term Credit Loans and (ii) the Revolving Credit Loans), with 3/43 of such fee being for the Agent's sole use and benefit; and

         (b) an additional extension fee (the "FINAL FEE") equal to two percent (2.00%) of the outstanding principal amount as of the Final Fee Due Date (as hereinafter defined) of the sum of (i) the Term Credit Loans and
    (ii) Revolving Credit Loans.

The Fourth Amendment Fee and Final Fee shall be deemed fully-earned upon the parties' execution of this letter. The Fourth Amendment Fee will be payable on the earlier of (i) October 31, 1997 or (ii) such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 of the Credit Agreement. The Final Fee shall be due and payable on the date (the "FINAL FEE DATE") which is the earlier of (i) October 31, 1997 or (ii) the date on which the Commitments are terminated in whole by reason of an Event of Default pursuant to Section 9 of the Credit Agreement.

4.  WAIVER OF FEES.

    In order to induce the Company to repay the Term Credit Loans and the Revolving Credit Loans as soon as possible, the Banks agree to waive payment of the Third Amendment Fee, the Fourth Amendment Fee and the Final Fee as follows:

         (a) If (i) the Company prepays the principal of the Term Credit Loans and the Revolving Credit Loans such that the aggregate unpaid principal balance thereof is $5,000,000 or less on or before September 15, 1997 and
    (ii) no Event of Default or Default has occurred and is continuing, then the Banks hereby waive payment in their entirety of the Third Amendment Fee and the Fourth Amendment Fee to the same extent as if they had never been required to have been paid; and

         (b) If in circumstances under which the foregoing clause (a) is not applicable (i) the Company prepays the principal of the Term Credit Loans and Revolving Credit Loans so as to reduce the aggregate unpaid principal balance thereof to less than $5,000,000 on or before September 30, 1997 and (ii) no Event of Default or Default has occurred and is continuing, then the Banks hereby waive all but $50,000 of the Fourth Amendment Fee to such portion of the Fourth Amendment Fee extent as if such portion of the Fourth Amendment Fee had never been required to have been paid (the $50,000 portion of the Fourth Amendment Fee not so waived being for the Agent's sole use and benefit).

5.  WAIVER.

    The Banks hereby waive compliance with Section 6.4 of the Credit Agreement to the extent that the Company's use of not more than $2,000,000 of Loans to fund a down payment on the so-called K-tel acquisition constituted a breach of such Section.

    The Banks also hereby waive any Event of Default that may have existed under Section 9.1(r) hereof as such Section was in force and effect prior to giving effect to this Amendment to the same extent as if such Section did not exist prior to the effectiveness hereof.

6.  REPRESENTATIONS.

    In order to induce each Bank party to the Credit Agreement to execute and deliver this Amendment, the Company hereby represents to each such Bank that as of the date hereof and as of the date this Amendment becomes effective, but in each case after giving effect to this Amendment, (i) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section
6.5 shall be deemed to refer to the most recent financial statements of the Company audited by Ernst & Young LLP and delivered to the Agent for the account of the Banks) and (ii) unless specifically waived herein, the Company is in full compliance with all of the terms and conditions of the Credit Agreement and
(iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

7.  CONDITIONS PRECEDENT.

    The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Company, the Guarantors, the Agent and each Bank then party to the Credit Agreement shall have executed and delivered this Amendment.

         (b) The Company shall have paid the Agent for its sole use and benefit and arrangement fee of $50,000.

         (c) The Company's representations in Section 5 hereof shall be true and correct.

         (d) The Agent shall have received certified copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of, and indicating the authorized signers of, this Amendment and all other documents relating thereto.

         (e) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

8.  MISCELLANEOUS.

         (a) The Company has heretofore executed and delivered to the Agent that certain (i) Security Agreement (the "SECURITY AGREEMENT"); (ii) Security Agreement Re: Intellectual Property (the "INTELLECTUAL PROPERTY SECURITY AGREEMENT"); and (iii) Pledge Agreement (the "PLEDGE AGREEMENT") each dated as of January 31, 1997 between the Company, the Subsidiary Guarantors and the Agent and the Company hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Company thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby (including the Loans as modified hereby) and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

    (b) Except as specifically amended herein, the Loan Documents shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

    (c) The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Agent.

    (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

Dated as of August 29, 1997.

                                            PLATINUM ENTERTAINMENT, INC.


                                            By  /s/ Steven Devick
                                              ------------------------
                                              Its     CEO
                                                 ---------------------

                                 GUARANTORS' CONSENT


    Each of the undersigned have heretofore executed and delivered to the Agent its respective Guaranty dated January 31, 1997 and hereby consents to the Second Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of each of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the respective Guaranty referred to above.

    Each of the undersigned, except for Steven Devick, have heretofore executed and delivered to the Agent that certain (i) Security Agreement; (ii) Security Agreement Re: Intellectual Property; and (iii) Pledge Agreement, each dated as of January 31, 1997 and hereby confirms that the Collateral Documents to which each is a party remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Subsidiary Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby and shall not be affected, impaired or discharged hereby.


                                            /s/  Steven Devick
                                       --------------------------------------
                                            Steven Devick, individually


                                       RIVER NORTH STUDIOS, INC.

                                       By:  /s/ Steven Devick
                                            ---------------------------------
                                         Name: Steven Devick
                                         Title:   President


                                       RIVER NORTH RECORDS, INC.

                                       By:  /s/ Steven Devick
                                            ---------------------------------
                                         Name: Steven Devick
                                         Title:   President


                                       CGI RECORDS, INC.

                                       By:  /s/ Steven Devick
                                            ---------------------------------
                                         Name: Steven Devick
                                         Title:   President

                                     LEXICON MUSIC, INC.

                                     By: /s/ Steven Devick
                                        --------------------------------------
                                        Name:  Steven Devick
                                        Title:    President


                                     LIGHT RECORDS, INC.

                                     By: /s/ Steven Devick
                                        --------------------------------------
                                        Name:  Steven Devick
                                        Title:    President


                                     THE RECORDING EXPERIENCE, INC.

                                     By: /s/ Steven Devick
                                        --------------------------------------
                                        Name:  Steven Devick
                                        Title:    President


                                     JUSTMIKE MUSIC, INC.

                                     By: /s/ Steven Devick
                                        --------------------------------------
                                        Name:  Steven Devick
                                        Title:    President


                                     PEG PUBLISHING, INC.

                                     By: /s/ Steven Devick
                                        --------------------------------------
                                        Name:  Steven Devick
                                        Title:    President


                                     ROYCE PUBLISHING, INC.

                                     By: /s/ Steven Devick
                                        --------------------------------------
                                        Name:  Steven Devick
                                        Title:    President

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.

                                     BANK OF MONTREAL, individually and as
                                        Agent

                                     By  /s/ Bradford B. Courl
                                       --------------------------------------
                                       Its  Senior Trader
                                          ------------------------------------


                                     PPM AMERICA SPECIAL INVESTMENTS FUND
                                        L.P.

                                     By  /s/ Levoyd E. Robinson
                                       --------------------------------------
                                       Its  Managing Director
                                          ------------------------------------


                                     FC CBO LIMITED

                                     By  /s/ Barry Campbell
                                       --------------------------------------
                                       Its  Managing Director
                                          ------------------------------------


                                         -6-